Convertible Bond	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
CONVERTIBLE BOND

15.    CONVERTIBLE BOND

In January 2019, the Company issued a convertible bond of USD10,000 (equivalent to RMB 71,477) (the “Bond”) to All-Stars SPX Limited (the “Holder”). Dr. Daqing Mao pledged 697,977 of the Company’s ordinary shares to the Holder for securing the Bond. The Bond has a term of 364 days commencing from the funding date, which can be extended for an additional six-month with both parties’ consent. Before the maturity, the Bond is convertible into the Company’s most senior class of security interests at the option of the Holder. USD1,000, USD4,000 and USD5,000 of the principal amounts should be converted at the conversion price determined based on the pre-money valuation of the Group at USD 2,500,000, USD 1,360,000 and USD 800,000, respectively, on a fully diluted and as converted basis. The Bond bears annual interest rate at 8% and will be payable upon maturity. The Holder enjoys pre-emptive rights, information and inspection rights and other protective rights.

The convertible bond does not have any embedded conversion option which shall be bifurcated and separately accounted for as a derivative under ASC 815, nor does it contain a cash conversion feature. The Company accounted for the Bond in accordance with ASC 470, as a single debt instrument; and per ASC 470, contingent beneficial conversion feature (“BCF”) shall not be recognized in earnings until the contingency is resolved. No BCF was recognized for the twelve-month period ended December 31, 2019 as the current set conversion price for the Bond is greater than the fair value of the ordinary share price at date of issuance. No issuance costs related to the Bond incurred.

Up to November 30, 2020, the Bond has been fully repaid.